Exhibit 10.1

Executed Version

SHARE PURCHASE AND SALE AGREEMENT

This SHARE PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into on July 1, 2023, by and among Golub Capital Private Credit Fund, a Delaware statutory trust structured as an externally managed, non-diversified closed-end management investment company (“Buyer”), GCP HS Fund, a Delaware statutory trust, and GCP CLO Holdings Sub LP, an exempted limited partnership registered in the Cayman Islands (each, a “Seller” and, collectively, “Sellers”), and, with respect to Sections 1.5 and 1.6 only, GC Advisors LLC, a Delaware limited liability company (“GC Advisors” and, each of the aforementioned parties being referred to as a “Party”, and jointly as the “Parties”).

RECITALS:

WHEREAS, Sellers are collectively the legal and beneficial owner of 100% of the beneficial interests in, and 100% of the Subordinated Notes issued by (collectively, the “Target Shares”), GCP SG Warehouse 2022-1 (the “Target”).

WHEREAS, the assets listed on Schedule 1 hereto (the “Transferring Assets”) include substantially all of the assets owned by the Target;

WHEREAS, each Seller desires to sell to Buyer, and Buyer desires to purchase from Sellers, all of the Transferring Assets through the purchase of the Target Shares by Buyer from each Seller on the terms and conditions set forth herein;

WHEREAS, it is the intention of the Parties that the purchase and sale of the Target Shares and the transfer of the Transferring Assets pursuant to this Agreement is being done in accordance with and pursuant to no-action relief granted by the Securities and Exchange Commission in GuideStone Financial, et al., December 27, 2006 (“SEC Relief”);

WHEREAS, the Board of Trustees of the Buyer (the “Board”) has determined, with respect to Buyer, that the transaction is in the best interests of Buyer and its shareholders and that the interests of its shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Sellers and Buyer do hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1. Purchase and Sale of Target Shares. Upon the terms and subject to the conditions of this Agreement, each Seller hereby sells, assigns, and transfers to Buyer, and Buyer hereby purchases from Sellers, the Target Shares for a total purchase price equal to the Final NAV (such purchase price to be allocated to each Seller pro rata based on such Seller’s respective ownership interest in Target), as determined in accordance with Section 1.5 of this Agreement.

1.2. Closing. The closing under this Agreement with respect to the purchase and sale of the Target Shares (the “Closing”) will take place simultaneously with the execution of this Agreement. At the Closing, each Seller shall (i) execute a share transfer effecting the sale and transfer of the Target Shares in the form attached hereto as Exhibit A and (ii) cause the trust agreement of the Target to be amended and restated to, among other things, reflect the Buyer as owner of 100% of the beneficial interests of the Target.

1.3. Payment of Initial Purchase Price. On the first business day following Closing, Buyer (i) shall pay each Seller (pro rata based on such Seller’s respective ownership interest in Target), in cash, 90% of the estimated net asset value (the “NAV”) of Target as determined as of June 30, 2023 (the “Estimated NAV” and, such portion of the purchase price, the “Initial Cash Purchase Price”) and (ii) deliver to each Seller an unsecured promissory note (each, a “Note”), substantially in the form attached hereto as Exhibit B, pursuant to which Buyer promises to pay to such Seller an amount equal to the Adjustment Amount (as defined below) (together with the Initial Cash Purchase Price, the “Total Purchase Price”), which shall be determined in accordance with Section 1.4. The Initial Cash Purchase Price to be paid to Sellers is set forth on Exhibit C. Any amount owing to GCP CLO Holdings Sub LP pursuant to this paragraph may be made by a direct payment to GCP HS Fund that will be deemed to be a payment to GCP CLO Holdings Sub LP and a distribution from GCP CLO Holdings Sub LP to GCP HS Fund.

1.4. Adjustment Amount. The amount Buyer promises to pay to each Seller pursuant to the applicable Note (the “Adjustment Amount”), which may be a positive or negative number, will be an amount equal to such Seller’s pro rata share (based on its respective ownership interest in Target) of (i) the Final NAV minus (ii) the Initial Cash Purchase Price. If the Adjustment Amount is positive, the Adjustment Amount shall be paid by wire transfer by Buyer to an account specified by each Seller. If the Adjustment Amount is negative, no amount will be due under the Note and each Seller agrees that an amount equal to such Seller’s pro rata share (based on its respective ownership interest in Target) of the difference between the Estimated NAV and the Final NAV shall be paid by wire transfer by such Seller to an account specified by Buyer. Within three (3) business days after the calculation of the Final NAV (or such other period of time agreed by the Parties), each Seller or Buyer, as the case may be, shall make the wire transfer payment provided for in this Section 1.4. Any amount owing to GCP CLO Holdings Sub LP pursuant to this paragraph may be made by a direct payment to GCP HS Fund that will be deemed to be a payment to GCP CLO Holdings LP and a distribution from GCP CLO Holdings LP to GCP HS Fund. Any amount owing from GCP CLO Holdings Sub LP pursuant to this paragraph may be made by a direct payment from GCP HS Fund and a deemed contribution from GCP CLO Holdings LP to GCP HS Fund.

1.5. Determination of Final NAV. GC Advisors will determine (or cause to be determined) the Estimated NAV as of June 30, 2023. The Estimated NAV shall be equal to the total assets less liabilities of the Target, which amount will include, without limitation, (i) the aggregate fair market values of the Transferring Assets (which shall be determined in accordance with procedures approved by the Board, which procedures must include the preparation of a report by one or more independent evaluators to be considered by the Board in assessing the value of any Transferring Assets for which market quotations are not readily available, that set forth the fair value range of each such asset as of the date hereof), (ii) accrued and unpaid interest on each of the Transferring Assets, (iii) accrued and unpaid interest on liabilities of the Target, including, without limitation, liabilities attributable to amounts owed to lenders and other financing providers and (iv) cash held by the Target. Each independent evaluator must be a person who has expertise in the valuation of securities and other financial assets and who is not an interested person, as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, of Sellers or any affiliated person of Sellers (other than Buyer). Following such determination of the Estimated NAV, the Board shall receive a report prepared by an independent evaluator for such purpose and, in its sole discretion, may accept or reject the NAV. Any such accepted NAV will be the final NAV (the “Final NAV”). As of the date of this Agreement, it is anticipated that the Final NAV will be determined on or prior to July 31, 2023.

1.6 Interest Due on Note. GC Advisors, and not Buyer, agrees to pay any interest payable under each Note, if any, it being understood among the Parties that Buyer will have no obligation to pay any amount pursuant to this Agreement or either Note in excess of the Final NAV. The Buyer and GC Advisors agree to treat any interest paid by GC Advisors under each Note as a reduction of management fees received by GC Advisors from Buyer for U.S. federal income tax purposes.

1.7 Final Sale. Buyer and Sellers intend and agree that (i) the transfer of the Target Shares by Seller to Buyer pursuant to this Agreement is, in each and every case, intended to be an absolute sale, conveyance and transfer of ownership of the applicable Target Shares rather than the mere granting of a security interest to secure a financing and (ii) such Target Shares and the Transferring Assets shall not be part of Seller’s estate in the event of a filing of a bankruptcy petition or other action by or against such person under any relevant bankruptcy law.

1.8 Conditions Subsequent. The occurrence of the Closing shall be subject to satisfaction of the following conditions (the “Conditions Subsequent”) (as notified by or on behalf of each Party to the other Parties):

(a)            Buyer shall have obtained such approvals as it deems (in Buyer’s sole discretion) necessary in order for it to effect the transaction; and

(b)            Seller shall have obtained such customary internal approvals as it deems (in Seller’s sole discretion) necessary in order for it to effect the sale of the Transferring Assets;

(c)            Buyer has at least $500,000,000 in liquid assets, not including, for the avoidance of doubt, subscription amounts held in escrow which are not yet the property of Buyer; and

(d)            Buyer has determined, in consultation with counsel, that, upon closing, the transaction will have been consummated in accordance with the SEC Relief and other applicable law;

provided that, if at any time Buyer and Sellers agree that the Conditions Subsequent provided for in this Section 1.8 cannot be satisfied, this Agreement shall terminate and cease to be of any further effect.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller hereby represents and warrants to Buyer as follows:

2.1. Power and Authority. Seller (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has all requisite power and capacity to make, execute, deliver and perform this Agreement; and (iii) the execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary organizational action. This Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as the enforcement thereof may be limited only by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

2.2. No Violation of Constituent Documents. The execution, delivery and performance of this Agreement by Seller will not conflict with or result in the breach of any term or provision of, or violate, or constitute a default under Seller’s charter documents, as in effect on the date hereof.

2.3. Ownership of Shares. Seller is the legal and beneficial owner of the Target Shares free and clear of all liens, restrictions, claims, security interests and encumbrances of any kind, nature or description (collectively, “Encumbrances”), and after giving effect to the transactions contemplated hereby, Buyer will acquire good, valid and marketable title to the Target Shares, free and clear of all Encumbrances.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to each Seller as follows:

3.1. Power and Authority. Buyer (i) is duly organized under the laws of the State of Delaware; (ii) has all requisite power and capacity to make, execute, deliver and perform this Agreement; and (iii) the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action. This Agreement constitutes a legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with its respective terms, except as the enforcement thereof may be limited only by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

3.2. No Violation of Constituent Documents. The execution, delivery and performance of this Agreement will not conflict with or result in the breach of any term or provision of, or violate, or constitute a default under, Buyer’s certificate of incorporation, as in effect on the date hereof.

ARTICLE IV

MISCELLANEOUS

4.1. Governing Law. All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice or conflict of law provision or rule.

4.2. Expenses. All costs and expenses incurred in connection with this Agreement and each other agreement, document and instrument contemplated by this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such costs and expenses.

4.3. Further Assurances. The Parties hereto will execute such further instruments and documents as are or may be necessary or recommended to effectuate and carry out the transactions contemplated by this Agreement.

4.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original (including copies sent to a party by fax or e-mail) as against the party signing such counterpart, but which together shall constitute one and the same instrument. Signatures transmitted via fax or e-mail shall be considered authentic and binding.

4.5 Headings. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

4.6 Modifications. This Agreement may not be amended or otherwise modified except by a writing signed by each party hereto.

4.7 Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Agreement.

4.8 Numbering and Gender. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

4.9 Integration. This Agreement represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first written above.

SELLER:

GCP HS FUND

By: GC Investment Management LLC, its investment manager

By:	/s/ Dawn Nelson
Name: Dawn Nelson
Title: Authorized Signatory

SELLER:

GCP CLO HOLDINGS SUB LP

By: GC Investment Management LLC, its manager

By:	/s/ Dawn Nelson
Name: Dawn Nelson
Title: Authorized Signatory

[Signature Page to Share Purchase and Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first written above.

BUYER:

GOLUB CAPITAL PRIVATE CREDIT FUND

By: GC Advisors LLC, its investment adviser

By:	/s/ Thomas J. Shinnick
Name: Thomas J. Shinnick
Title: Authorized Signatory

[Signature Page to Share Purchase and Sale Agreement]

Exhibit A

Share Transfer Forms

Subordinated Note Transfer Agreement

Dated as of July, 1 2023

Reference is made to the Credit Agreement, dated as of June 8, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GCP SG Warehouse 2022-1, a statutory trust formed under the laws of the State of Delaware (the “Borrower”), the Lenders party thereto from time to time, the Subordinated Noteholders party thereto from time to time, Société Générale, as Administrative Agent, Wilmington Trust, National Association, as Collateral Administrator, Collateral Agent and Custodian. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Transferor identified on Schedule I hereto (the “Transferor”) and the Transferee identified on Schedule I hereto (the “Transferee”) agree as follows:

(i)            The Transferor hereby irrevocably sells and assigns to the Transferee without recourse to the Transferor, and the Transferee hereby irrevocably purchases pursuant to and in accordance with the terms of a Share Purchase and Sale Agreement dated as of July 1, 2023 between Golub Capital Private Credit Fund, GCP HS Fund and GCP CLO Holdings Sub LP and assumes from the Transferor without recourse to the Transferor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the “Transferred Interest”).

(ii)            The Transferor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Transferor is the legal and beneficial owner of the interests being transferred by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Collateral Manager or the performance or observance by the Borrower or the Collateral Manager of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches all Subordinated Notes held by it evidencing the Transferred Interest and (1) requests that the Subordinated Note Registrar, upon request by the Transferee, exchange the attached Subordinated Notes for a new Subordinated Note or Subordinated Notes payable to the Transferee and (2) if the Transferor has retained any Subordinated Notes, requests that the Subordinated Note Registrar exchange the attached Subordinated Notes for a new Subordinated Note or Subordinated Notes payable to the Transferor, in each case in amounts which reflect the transfer being made hereby (and after giving effect to any other transfers which have become effective on the Effective Date).

(iii)            The Transferee (a) represents and warrants that it is legally authorized to enter into this Subordinated Note Transfer Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Subordinated Note Transfer Agreement; (c) agrees that, except as may be otherwise expressly agreed in writing between the Transferee, on the one hand, and the Transferor, an Agent or a Subordinated Noteholder, as the case may be, on the other hand, it will, independently and without reliance upon the Transferor, such Agent or any other Subordinated Noteholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to such Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Subordinated Noteholder; and (f) hereby represents, warrants and agrees, for the benefit of the Agents, the Borrower and the Transferor, as follows:

(A)	It is a Qualified Purchaser.

(B)	It is purchasing the Subordinated Notes for its own account or for one or more separate accounts maintained by it and not with a view to the distribution thereof; provided that the disposition of its property shall at all times be within its control.

(C)	It understands that the Subordinated Notes have not been registered under the United States Securities Act of 1933 (the “Securities Act”) and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Borrower is not required to register the Subordinated Notes.

(D)	(i) It or the Person for whose account such Subordinated Notes are being purchased by it is (A) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (B) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) or 501(a)(8) (all of the equity owners of which are “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7)) of Regulation D under the Securities Act, (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Subordinated Notes, (iii) it recognizes that the purchase of the Subordinated Notes entails elements of risk in that it may not be able readily to liquidate the investment, and it could sustain the loss of its entire investment (and it is aware of the subordination terms set forth in this Agreement) and (iv) it has received no representations or warranties from the Borrower or its employees or agents in purchasing the Subordinated Notes other than as set forth in this Agreement and the other applicable Loan Documents (including the Subordinated Note Documents)

(E)	It understands that the Subordinated Notes have not been and will not be registered or qualified under the Securities Act or the securities law of any state or other jurisdiction, and, if in the future it decides to offer, resell, pledge or otherwise transfer the Subordinated Notes, such Subordinated Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Credit Agreement and this Letter. In particular, it understands that (A) the Subordinated Notes may be transferred only to a Person that is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and the rules thereunder that is either (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act that is not a dealer which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A under the Securities Act or a trust fund referred to in paragraph (a)(l)(i)(F) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries, and not the fiduciary, trustee or sponsor, of the plan and who purchases such Subordinated Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (ii) an institutional “accredited investor” meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (“IAI”), (B) such transfer shall not result in the Parent, GCP CLO Holdings Sub LP and/or any other wholly owned subsidiary of the Parent no longer, individually or collectively, holding 100% of the Subordinated Notes and (C) no such transfer shall result in the Retention Provider contravening the requirements of the Retention Letter. It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state or other securities laws for resale of the Subordinated Notes. It acknowledges that neither of the Borrower or the pool of Collateral has been or will be registered under the Investment Company Act, and that the Borrower is excepted from registration by virtue of Section 3(c)(7) of the Investment Company Act. It will comply with all applicable laws and regulations relating to its purchase of the Subordinated Notes.

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(F)	In connection with its purchase of the Subordinated Notes: (i) none of the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) it is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates; (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own independent investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates; (iv) it was not formed for the purpose of acquiring the Subordinated Notes (except when each beneficial owner of such Person is a Qualified Purchaser); (v) it is a sophisticated investor and is purchasing the Subordinated Notes with a full understanding of the nature of the Subordinated Notes and all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; (vi) none of the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates has given it (directly or indirectly through any other Person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Subordinated Notes and the Credit Agreement; and (vii) it has had access to such financial and other information concerning the Borrower and the Subordinated Notes as it has deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Subordinated Notes, including an opportunity to ask questions of and request information from the Borrower and the Collateral Manager; provided that none of the representations in clauses (i) through (iii) is made with respect to the Collateral Manager by any Affiliate of the Collateral Manager or any account for which the Collateral Manager or any of its Affiliates acts as investment adviser.

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(G)	(i) It is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and the rules thereunder that is either (A) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act that is not a dealer which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A under the Securities Act or a trust fund referred to in paragraph (a)(l)(i)(F) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries, and not the fiduciary, trustee or sponsor, of the plan and who purchases such Subordinated Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (B) an institutional “accredited investor” meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; (ii) it is acquiring the Subordinated Notes solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (iii) it is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; (iv) it agrees that it shall not hold any Subordinated Notes for the benefit of any other person, that it shall at all times be the sole beneficial owner thereof for purposes of the Investment Company Act and all other purposes and that it shall not sell participation interests in the Subordinated Notes or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions from the Subordinated Notes; (v) it is acquiring the Subordinated Notes for its own account; and (vi) it will provide notice of the relevant transfer restrictions to subsequent transferees.

(H)	On each day from the date on which it acquires any Subordinated Notes through and including the date on which it disposes of such Subordinated Notes that (i) it is not and will not be an “employee benefit plan” (as defined in Section 3(3) of Title I of the United States Employee Retirement Income Security Act of 1974 as amended from time to time (“ERISA”)) that is subject to the fiduciary responsibilities provisions under Title I of ERISA, a “plan” as defined in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or any entity whose underlying assets are treated as “plan assets” (for purposes of ERISA or Section 4975 of the Code) by reason of such employee benefit plan’s or plan’s investment in the entity (collectively, “Benefit Plan Investors”), (ii) if it is a governmental, church, non-U.S. or other plan that is not a Benefit Plan Investor and that is subject to any federal, state, local or non-U.S. law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, its purchase, holding and disposition of such Subordinated Notes will not constitute or result in a non-exempt violation of any such substantially similar law and (iii) it will not transfer any interest in its Subordinated Notes to any Benefit Plan Investor.

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(I)	It will timely furnish the Borrower and its agents with any tax certifications, information or documentation (including, without limitation, IRS Form W-9 or Form W-8, as applicable, or any successor form of itself if it is treated as a partnership for U.S. tax purposes, or of its sole owner if it is treated as a disregarded entity for U.S. tax purposes) that the Borrower or its agents reasonably request (A) to permit the Borrower or its agents to make payments to it without, or at a reduced rate of, deduction or withholding, (B) to enable the Borrower or its agents to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which they receive payments, and (C) to enable the Borrower or its agents to satisfy reporting and other obligations under any applicable law or regulation, and will update or replace such certifications, information, and documentation in accordance with its terms or subsequent amendments. It acknowledges that the failure to provide, update or replace any such certifications, information, and documentation may result in the imposition of withholding or back-up withholding on payments to such Subordinated Noteholder. Amounts withheld pursuant to applicable tax laws will be treated as having been paid to the Subordinated Noteholder by the Borrower.

(J)	It is not, and will provide certification necessary to establish that it is not, subject to withholding tax under FATCA.

(K)	It will provide notice to each person to whom it proposes to transfer any interest in the Subordinated Notes of the transfer restrictions and representations set forth in this Letter, the Subordinated Notes and the Credit Agreement, including that each purchaser of the Subordinated Notes shall (a) be a Qualified Purchaser, (b) be a wholly owned subsidiary of the Parent and (c) not cause a breach of the terms of the Credit Agreement or the Retention Letter.

(L)	It agrees, for the benefit of the Lenders, not to cause the filing of a petition in bankruptcy against the Borrower or any SPV Subsidiary for failure to pay to it amounts due hereunder or otherwise in respect of the Subordinated Notes until the payment in full of all principal, interest, fees and any other amounts due in respect of the Loans and not before one year and one day have elapsed since such payment or, if longer, the applicable preference period then in effect plus one day.

(M)	It agrees and acknowledges that the Borrower shall not recognize the issuance or transfer of any Subordinated Note to any person (i) that is a Non-Permitted Holder or (ii) if such issuance or transfer will result in the assets of the Borrower or any Collateral being treated as “plan assets” for purposes of 29 C.F.R. Section 2510.3-101 or Section 3(42) of ERISA or Similar Law or the occurrence of any Prohibited Transaction, and in each case any purported issuance or transfer of any Subordinated Notes in violation of this requirement shall be treated as null and void.

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(N)	It agrees and acknowledges that (i) the Borrower has the right to compel any Subordinated Noteholder or beneficial owner of Subordinated Notes to sell and transfer its interest in such Subordinated Notes in the event that such Subordinated Noteholder or beneficial owner is discovered to be a Non-Permitted Holder; (ii) the holder of each Subordinated Note, the Non-Permitted Holder and each other person in the chain of title from the holder to the Non-Permitted Holder, by its acceptance of an interest in the Subordinated Notes, agrees to cooperate with the Borrower, the Collateral Manager, the Collateral Agent and the Administrative Agent to effect such transfers and (iii) any purported transfer of the Subordinated Notes to a purchaser or transferee that does not comply with the applicable requirements described in the Subordinated Note Documents and this Letter shall be of no force and effect, shall be null and void ab initio, and the Borrower shall have the right to direct such purchaser or transferee to transfer such Subordinated Notes to a person who meets the requisite criteria. For this purpose, a “Non-Permitted Holder” is any Subordinated Noteholder or beneficial owner of any Subordinated Note that either (A) is not a Qualified Purchaser that is either (1) a Qualified Institution Buyer or (2) an IAI or (B) results in neither the Parent, GCP CLO Holdings Sub LP nor any other wholly owned subsidiary of the Parent holding, individually or collectively, directly, 100% of the Subordinated Notes.

(O)	It is the Parent or a wholly owned subsidiary of the Parent.

(P)	It understands that the Borrower, the Collateral Agent, the Administrative Agent, the Lenders and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

(Q)	[Reserved].

(R)	[Reserved].

(S)	[Reserved].

(T)	It agrees that all payments with respect to the Subordinated Notes will be subordinated to all other obligations of the Borrower and will be payable only if the Borrower has sufficient distributable profits and/or share premium. In addition, such distributions and any payments upon redemption of the Subordinated Notes will be payable only to the extent that Borrower is and remains solvent after such distributions are paid.

(U)	If it is not a U.S. Person, it represents that (i) it has provided an IRS Form W-8BEN or W-8BEN-E and it is not a bank (described in Section 881(c)(3)(a) of the Code) and (ii) will not hold is Subordinated Notes in connection with a U.S. trade or business (and, thus, will not provide the Borrower with a W-8ECI (or a W-8IMY with any W-8ECIs attached thereto)).

(V)	[Reserved].

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(W)	It acknowledges and agrees that a Subordinated Note may not be acquired or owned by any person that is classified for U.S. federal income tax purposes as a partnership, Subchapter S corporation or grantor trust unless (a) none of the direct or indirect beneficial owners of any interest in such person have or ever will have more than 40% of the value of its interest in such person attributable to the aggregate interest of such person in the combined value of Loans and the Subordinated Notes and any other equity interests in the Borrower, and (b) it is not and will not be a principal purpose of the arrangement involving the investment of such person in any Subordinated Notes to permit any partnership to satisfy the 100 partner limitation of Treasury Regulations Section 1.7704-1(h)(1)(ii).

(X)	It acknowledges and agrees that a Subordinated Note may not be acquired, and no holder of a Subordinated Note may sell, transfer, assign, participate, pledge or otherwise dispose of the Subordinated Note or cause the Subordinated Note to be marketed, (i) on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and Treasury Regulations Section 1.7704-1(b), including without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) if such acquisition, sale, transfer, assignment, participation, pledge or other disposition would cause the combined number of holders (and participants) of the Loans and the Subordinated Notes and any other equity interests in the Borrower to be more than 90.

(Y)	It will not participate in the creation or other transfer of any financial instrument or contract the value of which is determined in whole or in part by reference to the Borrower (including the amount of distributions by the Borrower, the value of the Borrower’s assets, or the results of the Borrower’s operations or the Subordinated Notes).

(Z)	It acknowledges and agrees that any sale, transfer, assignment, participation, pledge, or other disposition of the Subordinated Note that would violate any of the three preceding paragraphs above or otherwise cause the Borrower to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h) will be void and of no force or effect, and it will not transfer any interest in the Subordinated Note to any person that does not agree to be bound by the three preceding paragraphs above or by this paragraph; provided, no violation of the three preceding paragraphs above or this paragraph shall be deemed to have occurred as a result of any sale, transfer, assignment, participation, pledge, or other disposition (each, a “Transfer”) of the Subordinated Note if the Borrower shall have obtained written advice of Dechert LLP that such Transfer will not cause the Borrower to be treated as a publicly traded partnership taxable as a corporation.

(AA)	It will provide, upon request, the identifying information necessary for the Borrower to make an election under Sections 6221(b) and 6226 of the Code (or any successor provisions) to avoid an entity level tax imposed on the Borrower pursuant to Section 6221 of the Code (or any successor provision).

(iv)            The effective date of this Subordinated Note Transfer Agreement shall be the Effective Date of transfer described in Schedule I hereto (the “Effective Date”). Following the execution of this Subordinated Note Transfer Agreement, it will be delivered to the Subordinated Note Registrar for acceptance and recording, pursuant to the Credit Agreement, effective as of the Effective Date, and the Subordinated Note Registrar shall promptly provide a copy thereof to the Borrower, the Collateral Agent and Société Générale.

7

(v)            Upon such acceptance and recording, from and after the Effective Date, the Collateral Agent shall make all payments in respect of the Transferred Interest (including payments of principal, interest, fees and other amounts) [to the Transferor for amounts which have accrued to the Effective Date and to the Transferee for amounts which have accrued subsequent to the Effective Date] [to the Transferee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date]1. The Transferor and the Transferee shall make all appropriate adjustments in payments by the Collateral Agent for periods prior to the Effective Date or with respect to the making of this transfer directly between themselves.

(vi)            From and after the Effective Date, (a) the Transferee shall be a party to the Credit Agreement and, to the extent provided in this Subordinated Note Transfer Agreement, have the rights and obligations of a Subordinated Noteholder thereunder and under the other applicable Loan Documents and shall be bound by the provisions thereof and (b) the Transferor shall, to the extent provided in this Subordinated Note Transfer Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

(vii)            This Subordinated Note Transfer Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(viii)            This Subordinated Note Transfer Agreement may be executed in any number of counterparts (which may be delivered by facsimile transmission or other similar electronic methods), each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. This Subordinated Note Transfer Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

[Signature Page Follows]

[1]	Insert the applicable formulation, based on the agreement of the parties. If the latter formulation is used, consider including the amount of accrued interest payable by the Transferee to the Transferor.

8

IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Note Transfer Agreement to be executed as of the date first above written by their respective duly authorized officers.

GCP HS FUND,
as Transferor

By: GC Investment Management LLC, its investment manager

By:
Authorized Signatory,

GOLUB CAPITAL PRIVATE CREDIT FUND
as Transferee

By: GC Advisors LLC, its investment manager

By:
Authorized Signatory

9

Consented to this 1st day of
July, 2023

GCP SG WAREHOUSE 2022-1,
as Borrower

By: GC Investment Management LLC,
its collateral manager

By:
Name:
Title:

10

Schedule I
to Subordinated Note Transfer Agreement

Name of Transferor:	GCP HS Fund

Registered name of Transferee:	Golub Capital Private Credit Fund

Name and address of Transferee:	Golub Capital Private Credit Fund
200 Park Avenue, 25th Floor New York, New York 10166

Effective Date of transfer:      July 1, 2023

Principal Amount of Subordinated Notes Transferred: $ [_]

Taxpayer identification number:

Wire transfer information for payments:

Account Name:

ABA: [________]

Acct: [________]

FFC: [________]

Ref: [________]

11

Subordinated Note Transfer Agreement

Dated as of July, 1 2023

Reference is made to the Credit Agreement, dated as of June 8, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GCP SG Warehouse 2022-1, a statutory trust formed under the laws of the State of Delaware (the “Borrower”), the Lenders party thereto from time to time, the Subordinated Noteholders party thereto from time to time, Société Générale, as Administrative Agent, Wilmington Trust, National Association, as Collateral Administrator, Collateral Agent and Custodian. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Transferor identified on Schedule I hereto (the “Transferor”) and the Transferee identified on Schedule I hereto (the “Transferee”) agree as follows:

(i)            The Transferor hereby irrevocably sells and assigns to the Transferee without recourse to the Transferor, and the Transferee hereby irrevocably purchases pursuant to and in accordance with the terms of a Share Purchase and Sale Agreement dated as of July 1, 2023 between Golub Capital Private Credit Fund, GCP HS Fund and GCP CLO Holdings Sub LP and assumes from the Transferor without recourse to the Transferor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the “Transferred Interest”).

(ii)            The Transferor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Transferor is the legal and beneficial owner of the interests being transferred by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Collateral Manager or the performance or observance by the Borrower or the Collateral Manager of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches all Subordinated Notes held by it evidencing the Transferred Interest and (1) requests that the Subordinated Note Registrar, upon request by the Transferee, exchange the attached Subordinated Notes for a new Subordinated Note or Subordinated Notes payable to the Transferee and (2) if the Transferor has retained any Subordinated Notes, requests that the Subordinated Note Registrar exchange the attached Subordinated Notes for a new Subordinated Note or Subordinated Notes payable to the Transferor, in each case in amounts which reflect the transfer being made hereby (and after giving effect to any other transfers which have become effective on the Effective Date).

(iii)            The Transferee (a) represents and warrants that it is legally authorized to enter into this Subordinated Note Transfer Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Subordinated Note Transfer Agreement; (c) agrees that, except as may be otherwise expressly agreed in writing between the Transferee, on the one hand, and the Transferor, an Agent or a Subordinated Noteholder, as the case may be, on the other hand, it will, independently and without reliance upon the Transferor, such Agent or any other Subordinated Noteholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to such Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Subordinated Noteholder; and (f) hereby represents, warrants and agrees, for the benefit of the Agents, the Borrower and the Transferor, as follows:

(A)	It is a Qualified Purchaser.

(B)	It is purchasing the Subordinated Notes for its own account or for one or more separate accounts maintained by it and not with a view to the distribution thereof; provided that the disposition of its property shall at all times be within its control.

(C)	It understands that the Subordinated Notes have not been registered under the United States Securities Act of 1933 (the “Securities Act”) and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Borrower is not required to register the Subordinated Notes.

(D)	(i) It or the Person for whose account such Subordinated Notes are being purchased by it is (A) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (B) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) or 501(a)(8) (all of the equity owners of which are “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7)) of Regulation D under the Securities Act, (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Subordinated Notes, (iii) it recognizes that the purchase of the Subordinated Notes entails elements of risk in that it may not be able readily to liquidate the investment, and it could sustain the loss of its entire investment (and it is aware of the subordination terms set forth in this Agreement) and (iv) it has received no representations or warranties from the Borrower or its employees or agents in purchasing the Subordinated Notes other than as set forth in this Agreement and the other applicable Loan Documents (including the Subordinated Note Documents)

(E)	It understands that the Subordinated Notes have not been and will not be registered or qualified under the Securities Act or the securities law of any state or other jurisdiction, and, if in the future it decides to offer, resell, pledge or otherwise transfer the Subordinated Notes, such Subordinated Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Credit Agreement and this Letter. In particular, it understands that (A) the Subordinated Notes may be transferred only to a Person that is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and the rules thereunder that is either (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act that is not a dealer which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A under the Securities Act or a trust fund referred to in paragraph (a)(l)(i)(F) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries, and not the fiduciary, trustee or sponsor, of the plan and who purchases such Subordinated Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (ii) an institutional “accredited investor” meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (“IAI”), (B) such transfer shall not result in the Parent, GCP CLO Holdings Sub LP and/or any other wholly owned subsidiary of the Parent no longer, individually or collectively, holding 100% of the Subordinated Notes and (C) no such transfer shall result in the Retention Provider contravening the requirements of the Retention Letter. It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state or other securities laws for resale of the Subordinated Notes. It acknowledges that neither of the Borrower or the pool of Collateral has been or will be registered under the Investment Company Act, and that the Borrower is excepted from registration by virtue of Section 3(c)(7) of the Investment Company Act. It will comply with all applicable laws and regulations relating to its purchase of the Subordinated Notes.

(F)	In connection with its purchase of the Subordinated Notes: (i) none of the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) it is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates; (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own independent investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates; (iv) it was not formed for the purpose of acquiring the Subordinated Notes (except when each beneficial owner of such Person is a Qualified Purchaser); (v) it is a sophisticated investor and is purchasing the Subordinated Notes with a full understanding of the nature of the Subordinated Notes and all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; (vi) none of the Borrower, the Collateral Manager, the Collateral Agent, the Administrative Agent, the Collateral Administrator, any Lender or any of their respective affiliates has given it (directly or indirectly through any other Person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Subordinated Notes and the Credit Agreement; and (vii) it has had access to such financial and other information concerning the Borrower and the Subordinated Notes as it has deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Subordinated Notes, including an opportunity to ask questions of and request information from the Borrower and the Collateral Manager; provided that none of the representations in clauses (i) through (iii) is made with respect to the Collateral Manager by any Affiliate of the Collateral Manager or any account for which the Collateral Manager or any of its Affiliates acts as investment adviser.

(G)	(i) It is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and the rules thereunder that is either (A) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act that is not a dealer which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A under the Securities Act or a trust fund referred to in paragraph (a)(l)(i)(F) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries, and not the fiduciary, trustee or sponsor, of the plan and who purchases such Subordinated Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (B) an institutional “accredited investor” meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; (ii) it is acquiring the Subordinated Notes solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (iii) it is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; (iv) it agrees that it shall not hold any Subordinated Notes for the benefit of any other person, that it shall at all times be the sole beneficial owner thereof for purposes of the Investment Company Act and all other purposes and that it shall not sell participation interests in the Subordinated Notes or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions from the Subordinated Notes; (v) it is acquiring the Subordinated Notes for its own account; and (vi) it will provide notice of the relevant transfer restrictions to subsequent transferees.

(H)	On each day from the date on which it acquires any Subordinated Notes through and including the date on which it disposes of such Subordinated Notes that (i) it is not and will not be an “employee benefit plan” (as defined in Section 3(3) of Title I of the United States Employee Retirement Income Security Act of 1974 as amended from time to time (“ERISA”)) that is subject to the fiduciary responsibilities provisions under Title I of ERISA, a “plan” as defined in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or any entity whose underlying assets are treated as “plan assets” (for purposes of ERISA or Section 4975 of the Code) by reason of such employee benefit plan’s or plan’s investment in the entity (collectively, “Benefit Plan Investors”), (ii) if it is a governmental, church, non-U.S. or other plan that is not a Benefit Plan Investor and that is subject to any federal, state, local or non-U.S. law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, its purchase, holding and disposition of such Subordinated Notes will not constitute or result in a non-exempt violation of any such substantially similar law and (iii) it will not transfer any interest in its Subordinated Notes to any Benefit Plan Investor.

(I)	It will timely furnish the Borrower and its agents with any tax certifications, information or documentation (including, without limitation, IRS Form W-9 or Form W-8, as applicable, or any successor form of itself if it is treated as a partnership for U.S. tax purposes, or of its sole owner if it is treated as a disregarded entity for U.S. tax purposes) that the Borrower or its agents reasonably request (A) to permit the Borrower or its agents to make payments to it without, or at a reduced rate of, deduction or withholding, (B) to enable the Borrower or its agents to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which they receive payments, and (C) to enable the Borrower or its agents to satisfy reporting and other obligations under any applicable law or regulation, and will update or replace such certifications, information, and documentation in accordance with its terms or subsequent amendments. It acknowledges that the failure to provide, update or replace any such certifications, information, and documentation may result in the imposition of withholding or back-up withholding on payments to such Subordinated Noteholder. Amounts withheld pursuant to applicable tax laws will be treated as having been paid to the Subordinated Noteholder by the Borrower.

(J)	It is not, and will provide certification necessary to establish that it is not, subject to withholding tax under FATCA.

(K)	It will provide notice to each person to whom it proposes to transfer any interest in the Subordinated Notes of the transfer restrictions and representations set forth in this Letter, the Subordinated Notes and the Credit Agreement, including that each purchaser of the Subordinated Notes shall (a) be a Qualified Purchaser, (b) be a wholly owned subsidiary of the Parent and (c) not cause a breach of the terms of the Credit Agreement or the Retention Letter.

(L)	It agrees, for the benefit of the Lenders, not to cause the filing of a petition in bankruptcy against the Borrower or any SPV Subsidiary for failure to pay to it amounts due hereunder or otherwise in respect of the Subordinated Notes until the payment in full of all principal, interest, fees and any other amounts due in respect of the Loans and not before one year and one day have elapsed since such payment or, if longer, the applicable preference period then in effect plus one day.

(M)	It agrees and acknowledges that the Borrower shall not recognize the issuance or transfer of any Subordinated Note to any person (i) that is a Non-Permitted Holder or (ii) if such issuance or transfer will result in the assets of the Borrower or any Collateral being treated as “plan assets” for purposes of 29 C.F.R. Section 2510.3-101 or Section 3(42) of ERISA or Similar Law or the occurrence of any Prohibited Transaction, and in each case any purported issuance or transfer of any Subordinated Notes in violation of this requirement shall be treated as null and void.

(N)	It agrees and acknowledges that (i) the Borrower has the right to compel any Subordinated Noteholder or beneficial owner of Subordinated Notes to sell and transfer its interest in such Subordinated Notes in the event that such Subordinated Noteholder or beneficial owner is discovered to be a Non-Permitted Holder; (ii) the holder of each Subordinated Note, the Non-Permitted Holder and each other person in the chain of title from the holder to the Non-Permitted Holder, by its acceptance of an interest in the Subordinated Notes, agrees to cooperate with the Borrower, the Collateral Manager, the Collateral Agent and the Administrative Agent to effect such transfers and (iii) any purported transfer of the Subordinated Notes to a purchaser or transferee that does not comply with the applicable requirements described in the Subordinated Note Documents and this Letter shall be of no force and effect, shall be null and void ab initio, and the Borrower shall have the right to direct such purchaser or transferee to transfer such Subordinated Notes to a person who meets the requisite criteria. For this purpose, a “Non-Permitted Holder” is any Subordinated Noteholder or beneficial owner of any Subordinated Note that either (A) is not a Qualified Purchaser that is either (1) a Qualified Institution Buyer or (2) an IAI or (B) results in neither the Parent, GCP CLO Holdings Sub LP nor any other wholly owned subsidiary of the Parent holding, individually or collectively, directly, 100% of the Subordinated Notes.

(O)	It is the Parent or a wholly owned subsidiary of the Parent.

(P)	It understands that the Borrower, the Collateral Agent, the Administrative Agent, the Lenders and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

(Q)	[Reserved].

(R)	[Reserved].

(S)	[Reserved].

(T)	It agrees that all payments with respect to the Subordinated Notes will be subordinated to all other obligations of the Borrower and will be payable only if the Borrower has sufficient distributable profits and/or share premium. In addition, such distributions and any payments upon redemption of the Subordinated Notes will be payable only to the extent that Borrower is and remains solvent after such distributions are paid.

(U)	If it is not a U.S. Person, it represents that (i) it has provided an IRS Form W-8BEN or W-8BEN-E and it is not a bank (described in Section 881(c)(3)(a) of the Code) and (ii) will not hold is Subordinated Notes in connection with a U.S. trade or business (and, thus, will not provide the Borrower with a W-8ECI (or a W-8IMY with any W-8ECIs attached thereto)).

(V)	[Reserved].

(W)	It acknowledges and agrees that a Subordinated Note may not be acquired or owned by any person that is classified for U.S. federal income tax purposes as a partnership, Subchapter S corporation or grantor trust unless (a) none of the direct or indirect beneficial owners of any interest in such person have or ever will have more than 40% of the value of its interest in such person attributable to the aggregate interest of such person in the combined value of Loans and the Subordinated Notes and any other equity interests in the Borrower, and (b) it is not and will not be a principal purpose of the arrangement involving the investment of such person in any Subordinated Notes to permit any partnership to satisfy the 100 partner limitation of Treasury Regulations Section 1.7704-1(h)(1)(ii).

(X)	It acknowledges and agrees that a Subordinated Note may not be acquired, and no holder of a Subordinated Note may sell, transfer, assign, participate, pledge or otherwise dispose of the Subordinated Note or cause the Subordinated Note to be marketed, (i) on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and Treasury Regulations Section 1.7704-1(b), including without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) if such acquisition, sale, transfer, assignment, participation, pledge or other disposition would cause the combined number of holders (and participants) of the Loans and the Subordinated Notes and any other equity interests in the Borrower to be more than 90.

(Y)	It will not participate in the creation or other transfer of any financial instrument or contract the value of which is determined in whole or in part by reference to the Borrower (including the amount of distributions by the Borrower, the value of the Borrower’s assets, or the results of the Borrower’s operations or the Subordinated Notes).

(Z)	It acknowledges and agrees that any sale, transfer, assignment, participation, pledge, or other disposition of the Subordinated Note that would violate any of the three preceding paragraphs above or otherwise cause the Borrower to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h) will be void and of no force or effect, and it will not transfer any interest in the Subordinated Note to any person that does not agree to be bound by the three preceding paragraphs above or by this paragraph; provided, no violation of the three preceding paragraphs above or this paragraph shall be deemed to have occurred as a result of any sale, transfer, assignment, participation, pledge, or other disposition (each, a “Transfer”) of the Subordinated Note if the Borrower shall have obtained written advice of Dechert LLP that such Transfer will not cause the Borrower to be treated as a publicly traded partnership taxable as a corporation.

(AA)	It will provide, upon request, the identifying information necessary for the Borrower to make an election under Sections 6221(b) and 6226 of the Code (or any successor provisions) to avoid an entity level tax imposed on the Borrower pursuant to Section 6221 of the Code (or any successor provision).

(iv)            The effective date of this Subordinated Note Transfer Agreement shall be the Effective Date of transfer described in Schedule I hereto (the “Effective Date”). Following the execution of this Subordinated Note Transfer Agreement, it will be delivered to the Subordinated Note Registrar for acceptance and recording, pursuant to the Credit Agreement, effective as of the Effective Date, and the Subordinated Note Registrar shall promptly provide a copy thereof to the Borrower, the Collateral Agent and Société Générale.

(v)            Upon such acceptance and recording, from and after the Effective Date, the Collateral Agent shall make all payments in respect of the Transferred Interest (including payments of principal, interest, fees and other amounts) [to the Transferor for amounts which have accrued to the Effective Date and to the Transferee for amounts which have accrued subsequent to the Effective Date] [to the Transferee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date]1. The Transferor and the Transferee shall make all appropriate adjustments in payments by the Collateral Agent for periods prior to the Effective Date or with respect to the making of this transfer directly between themselves.

(vi)            From and after the Effective Date, (a) the Transferee shall be a party to the Credit Agreement and, to the extent provided in this Subordinated Note Transfer Agreement, have the rights and obligations of a Subordinated Noteholder thereunder and under the other applicable Loan Documents and shall be bound by the provisions thereof and (b) the Transferor shall, to the extent provided in this Subordinated Note Transfer Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

(vii)            This Subordinated Note Transfer Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(viii)            This Subordinated Note Transfer Agreement may be executed in any number of counterparts (which may be delivered by facsimile transmission or other similar electronic methods), each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. This Subordinated Note Transfer Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

[Signature Page Follows]

[1]	Insert the applicable formulation, based on the agreement of the parties. If the latter formulation is used, consider including the amount of accrued interest payable by the Transferee to the Transferor.

IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Note Transfer Agreement to be executed as of the date first above written by their respective duly authorized officers.

GCP CLO HOLDINGS SUB LP,
as Transferor

By: GC Investment Management LLC, its investment manager

By:
Authorized Signatory,

GOLUB CAPITAL PRIVATE CREDIT FUND
as Transferee

By: GC Advisors LLC, its investment manager

By:
Authorized Signatory

Consented to this 1st day of
July, 2023

GCP SG WAREHOUSE 2022-1,
as Borrower

By: GC Investment Management LLC,
its collateral manager

By:
Name:
Title:

Schedule I
to Subordinated Note Transfer Agreement

Name of Transferor:	GCP CLO Holdings Sub LP

Registered name of Transferee:	Golub Capital Private Credit Fund

Name and address of Transferee:	Golub Capital Private Credit Fund
200 Park Avenue, 25th Floor New York, New York 10166

Effective Date of transfer:      July 1, 2023

Principal Amount of Subordinated Notes Transferred: $ [_]

Taxpayer identification number:

Wire transfer information for payments:

Account Name:

ABA: [________]

Acct: [________]

FFC: [________]

Ref: [________]

Exhibit B

Buyer’s Unsecured Promissory Note (Adjustment Amount)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS AND, ACCORDINGLY, MAY NOT BE TRANSFERRED IN THE ABSENCE OF (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAVING BECOME EFFECTIVE WITH REGARD THERETO OR (2) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE ABOVE, NO TRANSFER MAY BE MADE IN ANY JURISDICTION EXCEPT IN COMPLIANCE WITH APPLICABLE LAWS IN SUCH JURISDICTION. THIS NOTE IS ALSO SUBJECT TO THE TRANSFER RESTRICTIONS DESCRIBED HEREIN.

GOLUB CAPITAL PRIVATE CREDIT FUND

UNSECURED PROMISSORY NOTE

This Unsecured Promissory Note (this “Note”) is made and entered into on July 1, 2023, by and among Golub Capital Private Credit Fund, a Delaware statutory trust (the “Issuer”), GC Advisors LLC, a Delaware limited liability company (“GC Advisors” and collectively with the Issuer, the “Issuer Parties”) and GCP HS Fund, a Delaware statutory trust, and GCP CLO Holdings Sub LP, an exempted limited partnership registered in the Cayman Islands (each, a “Holder” and, collectively, the “Holders”). Each of the Issuer Parties on one hand and the Holders on the other hand being referred to as a “Party”, and jointly as the “Parties”.

ARTICLE I
DEFINITIONS

1.1            Certain Definitions.

(a)            “Adjusted Interest Amount” means an amount equal to the amount of interest that would have accrued pursuant to Section 3.1 hereof during the term of this Note if the Notional Amount was equal to the Adjusted Principal Amount, as adjusted to reflect any prepayments by the Issuer pursuant to Section 2.6 hereof.

(b)            “Adjusted Principal Amount” means (i) in the event that the Final Amount is a positive number, the Final Amount, and (ii) in the event that the Final Amount is a negative number, the absolute value of the Final Amount. For the avoidance of doubt, if the Final Amount equals zero, the Adjusted Principal Amount shall equal zero.

(c)            “Adjustment Amount” shall have the meaning given to such term in the Purchase Agreement.

(d)            “Applicable Rate” means, in respect of any Interest Period, the rate per annum equal to, the greater of (i) Term SOFR plus 2.50% and (ii) 3.25%.

(e)            “Bankruptcy Law” shall mean Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

(f)            “Business Day” shall mean any day that is not a Saturday, a Sunday or a legal holiday on which banks in the City of New York are closed.

(g)            “Custodian” shall mean any receiver, trustee, assignee, liquidator, sequestrator or other similar official under any Bankruptcy Law.

(h)            “Event of Default” means either an Issuer Event of Default or a Holder Event of Default, as the case may be.

(i)            “Final Amount” means, as of any day following the determination of the Modified Amount, the sum of the Outstanding Principal Balance and the Modified Amount, which, for the avoidance of doubt, may be negative.

(j)            “GAAP” means U.S. generally accepted accounting principles in effect from time to time.

(k)            “Indebtedness” shall mean, without duplication, with respect to any Person (as defined below): (i) all indebtedness for borrowed money; (ii) all obligations for the deferred purchase price of property or services; (iii) all obligations evidenced by notes, bonds, debentures or other similar instruments; (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (v) all obligations as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases; (vi) all obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities; (vii) all obligations to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock; (viii) all indebtedness of the type referred to in clauses (i) through (vii) above guaranteed directly or indirectly in any manner by such Person, or with respect to which such Person is directly or indirectly liable, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such indebtedness or to advance or supply funds for the payment or purchase of such indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to assure the holder of such indebtedness against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss; and all indebtedness of the type referred to in clauses (i) through (vii) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for more than 90 days, or as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person.

(l)            “Interest Period” means, with respect to all outstanding amounts accruing at the Applicable Rate, a period of one month, commencing on the date any such amount is (or is deemed to be) disbursed, converted or continued; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) no Interest Period shall extend beyond the Maturity Date.

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(m)            “Maturity Date” means September 15, 2023.

(n)            “Modified Amount” means, as of any day following the determination of the Adjustment Amount, the difference between the Adjustment Amount over the Notional Amount, which, for the avoidance of doubt, may be negative.

(o)            “Notional Amount” shall equal ten percent (10%) of the “Estimated NAV” (as such term is defined in the Purchase Agreement).

(p)            “Outstanding Principal Balance” means, as of any date, the Notional Amount as adjusted to reflect any prior prepayments hereunder.

(q)            “Person” shall mean an individual, a corporation, partnership, trust, limited liability company, organization, association, government or any department or agency thereof, or any other entity.

(r)            “Purchase Agreement” means the Share Purchase and Sale Agreement by and between the Issuer and the Holders, effective as of July 1, 2023.

(s)            “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

(t)            “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

(u)            “SOFR Business Day” means any day other than a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(v)            “Term SOFR” means, with respect to each Interest Period, the greater of (i) the forward-looking term rate for a period comparable to such Interest Period based on SOFR that is published by the SOFR Administrator for such period on the SOFR Business Day prior to the commencement of such Interest Period and (ii) zero percent (0%) per annum.

(w)            “Total Purchase Price” shall have the meaning given to such term in the Purchase Agreement.

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1.2            Construction.. Whenever the context requires, the gender of all words used in this Note includes the masculine, feminine and neuter. The words “hereof,” “herein” and “hereunder” and words of like import used in this Note shall refer to this Note as a whole and not to any particular provision of this Note. References to Articles and Sections are to Articles and Sections of this Note as such Articles and Sections may be or are amended from time to time in accordance with the terms and provisions of this Note, unless otherwise expressly provided in this Note. Any singular term in this Note shall be deemed to include the plural, and any plural term shall be deemed to include the singular. Whenever the words “include,” “includes” or “including” are used in this Note, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The name assigned to this Note and the Section and Article captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. This Note and any provision of it shall not be construed against the Party that drafted the Note or such provision.

ARTICLE II
PRINCIPAL PAYMENT AND TERMS OF PAYMENT

2.1            Payment Obligations. Notwithstanding anything to the contrary, (i) in the event that the Final Amount is greater than or equal to zero, the Issuer hereby promises to pay the Adjusted Principal Amount, and GC Advisors hereby promises to pay the Adjusted Interest Amount to each Holder, pro rata based on such Holder’s respective ownership interest in GCP SG Warehouse 2022-1 (the “Target”) as of the date hereof; and (ii) in the event that the Final Amount is less than zero, each Holder agrees to pay an amount equal to such Holder’s pro rata share (based on such Holder’s respective ownership interest in Target as of the date hereof) of the Adjusted Principal Amount and the Adjusted Interest Amount to the Issuer, in each case, as provided and in accordance with the terms and conditions of this Note.

2.2            Payment Schedule. The Adjusted Principal Amount, together with the Adjusted Interest Amount, shall be payable in full on the Maturity Date. The Issuer and GC Advisors agree to treat any interest paid by GC Advisors under this Note as a reduction of management fees received by GC Advisors from the Issuer for U.S. federal income tax purposes. The Issuer and each Holder agree to treat any amount paid by each Holder to the Issuer under Section 2.1 of this Note as a reduction of the Total Purchase Price for U.S. federal income tax purposes.

2.3            Payment Timing. Each Party shall make payments hereunder to the other Party, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (New York time) on the applicable payment date.

2.4            Form of Payment. Payments under this Note shall be made in lawful money of the United States of America, in immediately available funds and in such form and manner as may be agreed to by the Issuer and the Holders.

2.5            Notice. The Issuer shall provide notice to the Holders upon determination of the Adjusted Principal Amount and the Adjusted Interest Amount, following the determination of the Final Amount hereunder and the Adjustment Amount in accordance with the procedures set forth in the Purchase Agreement.

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2.6            Optional Prepayment. The Issuer may, upon at least one Business Day’s prior notice to the Holders (which notice shall include the proposed date and amount of the prepayment) prepay the Outstanding Principal Balance as of the date of such prepayment, in whole or in part, together with any accrued interest thereon to the Holder, without premium or penalty.

ARTICLE III
INTEREST

3.1            Interest. Subject to the provisions of Section 3.2 below, interest shall accrue on the Outstanding Principal Balance for each Interest Period at a rate per annum equal to the Applicable Rate until such time as the repayment of the Adjusted Principal Amount together with Adjusted Interest Amount has been received by the applicable Party.

3.2            Default Interest. If any amount payable hereunder is not paid when the same shall become due and payable, upon acceleration or otherwise, then, commencing on the date of such failure to pay, in lieu of the interest rate provided in Section 3.1 above, the Outstanding Principal Balance shall bear interest (including post-petition interest in any proceeding under any Bankruptcy Law) for each Interest Period at a rate per annum equal to 2.0% plus the Applicable Rate. Amounts payable pursuant to this Section 3.2 shall be payable upon demand.

3.3            Computation of Interest. Interest shall be computed for each Interest Period on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Interest shall accrue on the Outstanding Principal Balance from and including the day on which such amount is disbursed (or deemed to be disbursed), and shall not accrue on any repaid portion for the day on which such portion is paid.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE ISSUER and GC Advisors

The Issuer and GC Advisors each, to the extent set forth below, hereby represent to the Holders as follows:

4.1.            the Issuer and GC Advisors each is duly organized, validly existing and in good standing under the laws of the State of Delaware;

4.2.            it has all requisite power and authority to execute, deliver and perform its obligations under this Note; and the execution, delivery and performance by it of this Note have been duly authorized by all necessary action and do not contravene (i) its charter and amended and restated bylaws, as applicable, or (ii) law or any contractual restriction binding upon or affecting it or its property;

4.3.            no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by either the Issuer or GC Advisors of this Note;

4.4.            this Note has been duly authorized, executed and delivered by the Issuer and GC Advisors and is the legal, valid and binding obligation of each, enforceable against them in accordance with its terms;

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4.5.            (a) the fair value of the property of the Issuer is greater than the total amount of liabilities, including contingent liabilities, of the Issuer, (b) the present fair salable value of the assets of the Issuer is not less than the amount that will be required to pay the probable liability of the Issuer on its debts as they become absolute and matured, (c) the Issuer does not intend to, and does not believe that it will, incur debts or liabilities beyond the Issuer’s ability to pay such debts and liabilities as they mature and (d) the Issuer is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the Issuer’s property would constitute an unreasonably small capital; and

4.6.            no Issuer Event of Default has occurred and is continuing, or would result from the issuance of this Note or from the applications of the proceeds therefrom.

ARTICLE V
EVENTS OF DEFAULT

5.1            Issuer Events of Default. An “Issuer Event of Default” shall occur if:

(a)            the Issuer defaults in the payment of the principal of this Note when the same becomes due and payable, upon acceleration or otherwise;

(b)            GC Advisors defaults in the payment of the interest on this Note when the same becomes due and payable, upon acceleration or otherwise;

(c)            any representation or warranty made by the Issuer and GC Advisors herein shall have been incorrect in any material respect when made;

(d)            (i) The Issuer or any of its subsidiaries shall fail to pay any principal of or interest on any Indebtedness that is outstanding in a principal or notional amount of at least $5,000,000 in the aggregate (but excluding Indebtedness evidenced by this Note) of the Issuer or such subsidiary, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument related to such Indebtedness, (ii) any default or event of default under any such Indebtedness if the effect of such default or event of default is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (iii) any such Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption) purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

(e)            any judgment or order for the payment of money in excess of $5,000,000 shall be rendered against the Issuer or any of its subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(f)            the Issuer, pursuant to or within the meaning of any Bankruptcy Law,

(i)            commences a voluntary case or proceeding,

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(ii)            consents to the entry of an order for relief against it in an involuntary case or proceeding,

(iii)            consents to the appointment of a Custodian of it or for all or substantially all of its property,

(iv)            makes a general assignment for the benefit of its creditors, or

(v)            generally is unable to pay its debts as they become due; or

(g)            a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)            is for relief against the Issuer in an involuntary case or proceeding,

(ii)            appoints a Custodian of the Issuer or for all or substantially all of its property, or

(iii)            orders the liquidation of the Issuer;

and, in the case of any of the provision of clause (f) above, the case, order or decree, as applicable, continues to be pending or remains unstayed and in effect, as applicable, for 60 days.

5.2            Holder Event of Default. A “Holder Event of Default” shall occur if any Holder Party defaults in the payment of the principal or interest of this Note when the same becomes due and payable, upon acceleration or otherwise.

5.3            Acceleration.

(a)            If an Event of Default (other than, in respect of the Issuer, an Event of Default specified in Section 5.1(f)) occurs and is continuing, the non-defaulting Party may declare the unpaid principal of, and accrued interest on, this Note to be immediately due and payable.

(b)            If, in respect of the Issuer, an Event of Default specified in Section 5.1(f) occurs, all principal of and interest on the Note outstanding shall become and be immediately and automatically due and payable without presentment, demand, protest, any notice of any kind, or other act on the part of the Holders, all of which are hereby expressly waived by the Issuer.

(c)            The non-defaulting Party may, by written notice to the defaulting Party, rescind an acceleration and its consequences if (i) all existing Events of Default in respect of such defaulting Party, other than the nonpayment of principal of or interest on this Note which have become due solely because of the acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

5.4            Other Remedies. If an Event of Default occurs and is continuing with respect to a Party, the non-defaulting Party may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or interest on, the Note or to enforce the performance of any provision of the Note.

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5.5            No Waiver; Remedies. A delay or omission by the non-defaulting Party in exercising any right or remedy accruing upon an Event of Default with respect to the defaulting Party shall not impair the right or remedy or constitute a waiver of or acquiescence of any such Event of Default. No remedy shall be exclusive of any other remedy. All remedies are cumulative to the extent permitted by law.

5.6            Waiver of Past Defaults. A non-defaulting Party may waive an existing Event of Default and its consequences with respect to the other Party. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Note, but no such waiver shall extend to any subsequent or other Event of Default with respect to such defaulting Party or impair any right consequent thereon.

ARTICLE VI
MISCELLANEOUS

6.1            Replacement Notes. If this Note is mutilated and surrendered to the Issuer or if a Holder presents evidence to the reasonable satisfaction of the Issuer that such Note has been lost, destroyed or wrongfully taken, the Issuer shall issue a replacement Note of like tenor. An indemnity bond may be required that is sufficient in the reasonable judgment of the Issuer to protect the Issuer from any loss which it may suffer. The Issuer may charge for its expenses in replacing this Note.

6.2            Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile (upon confirmation of receipt), or 72 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the Party to be notified at such Party’s address as set forth below.

If to a Holder:

GCP HS Fund

c/o GC Investment Management LLC

340 Strand Street, 2nd Floor

Frederiksted, VI 00840

GCP CLO Holdings Sub LP

c/o Ocorian Trust (Cayman) Limited

Windward 3

Regatta Office Park

PO Box 1350

Grand Cayman KY1-1108, Cayman Islands

If to the Issuer:

Golub Capital Private Credit Fund

200 Park Avenue, 25th Floor

New York, New York 10166

Attention: David B. Golub

Fax: 212-750-3756

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If to GC Advisors:

GC Advisors LLC

200 Park Avenue, 25th Floor

New York, New York 10166

Attention: David B. Golub

Fax: 212-750-3756

6.3            Entire Agreement. This Note and the Purchase Agreement represent the entire agreement of the Parties hereto with respect to the matters contemplated hereby, and there are no written or oral representations, warranties, understandings or agreements with respect hereto except as expressly set forth herein.

6.4            Effect of Waiver or Consent. The failure of the either Party to insist on the strict performance of any covenant or duty required by this Note, or to pursue any remedy under the Note, shall not constitute a waiver of the breach or the remedy.

6.5            Assignment. This Note shall be binding upon the successors and permitted assigns of the Issuer and GC Advisors. The Holders may not assign or transfer or dispose of their rights with respect to this Note without the prior written consent of the Issuer and GC Advisors.

6.6            Amendments; Waivers. No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by each Party or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought.

6.7            Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

6.8            Counterparts. This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have each caused this Note to be executed by their duly authorized officers.

Dated:           , 2023

GOLUB CAPITAL PRIVATE CREDIT FUND

By:
Name: Christopher C. Ericson
Title: Chief Financial Officer and Treasurer

GC ADVISORS LLC

By:
Name: Thomas J. Shinnick
Title: Authorized Signatory

GCP HS FUND

By:	GC Investment Management LLC, its investment manager

By:
Name: Dawn Nelson
Title: Authorized Signatory

[Signature Page to Unsecured Promissory Note]

GCP CLO HOLDINGS SUB LP

By:	GC Investment Management LLC, its manager

By:
Name: Dawn Nelson
Title: Authorized Signatory

[Signature Page to Unsecured Promissory Note]

Exhibit C

Initial Cash Purchase Price Paid to Seller

Initial Cash Purchase Price: $397,851,619